SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)      June 9, 1999
                                                --------------------------------


                            Teletrac Holdings, Inc.
                   -----------------------------------------
               (Exact Name of Registrant as Specified in Charter)


      Delaware                      333-35017                   48-1789886
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(State or Other Jurisdiction       (Commission               (I.R.S. Employer
of Incorporation)                  File Number)              Identification No.)




3220 Executive Ridge, Suite 100
Vista, California 92083                                            92008
--------------------------------------------                --------------------
(Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code (760) 597-0510



                2131 Faraday Avenue, Carlsbad, California 92008
--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

          On June 9, 1999 Teletrac, Inc. (the "Company"), a wholly owned subsidiary of Teletrac Holdings, Inc., filed a voluntary petition (the "Petition") commencing a case under Chapter 11 of the United States Bankruptcy Code with the United States Bankruptcy Court for the District of Delaware. The title of the case is IN RE: TELETRAC, INC., Case No. 99-2250 (MFW). The Company continues to operate its business as a debtor-in-possession in such case.

          The foregoing is qualified in its entirety by reference to the Petition (and exhibits thereto) filed as Exhibit 2.1 herewith and incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)     Exhibits.

        The following exhibits are filed as part of this Current Report on Form 8-K:

2.1     Voluntary Petition filed on June 9, 1999,
        IN RE: TELETRAC, INC., Case No. 99-2250 (MFW).



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



                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               TELETRAC, INC.


                                               By:   /s/ Steven Scheiwe
                                                  ------------------------------

                                               Name:  Steven Scheiwe
                                               Title: General Counsel


Date:  July 2, 1999


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


                                  EXHIBIT INDEX

EXHIBIT                                                                PAGE
NO.        DESCRIPTION                                                  NO.

2.1        Voluntary Petition filed on June 9, 1999,
           IN RE: TELETRAC, INC., Case No. 99-2250 (MFW)




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